Appendix 5B

Mining exploration entity and oil and gas exploration entity quarterly report

Rule 5.5

Appendix 5B

Mining exploration entity and oil and gas exploration entity quarterly report

Introduced 01/07/96  Origin Appendix 8  Amended 01/07/97, 01/07/98, 30/09/01, 01/06/10, 17/12/10, 01/05/2013

Name of entity
Uranium Resources, Inc.

ABN	Quarter ended (“current quarter”)
ARBN 608 813 949	March 31, 2016

Consolidated statement of cash flows

Cash flows related to operating activities		Current quarter $US’000	Year to date 3 months) $US’000
1.1	Receipts from product sales and related debtors
1.2	Payments for (a) exploration & evaluation (b) development (c) production (d) administration	(2,205)	(2,205)
1.3	Dividends received
1.4	Interest and other items of a similar nature received
1.5	Interest and other costs of finance paid
1.6	Income taxes paid
1.7	Other (provide details if material)
	Net Operating Cash Flows	(2,205)	(2,205)
	Cash flows related to investing activities
1.8	Payment for purchases of: (a) prospects (b) equity investments (c) other fixed assets	(6)	(6)
1.9	Proceeds from sale of: (a) prospects (b) equity investments (c) other fixed assets	247	247
1.10	Loans to other entities
1.11	Loans repaid by other entities
1.12	Other (provide details if material)
	Net investing cash flows	241	241
1.13	Total operating and investing cash flows (carried forward)	(1,964)	(1,964)

+ See chapter 19 for defined terms.

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1.13	Total operating and investing cash flows (brought forward)	(1,964)	(1,964)
	Cash flows related to financing activities
1.14	Proceeds from issues of shares, options, etc.	1,193	1,193
1.15	Proceeds from sale of forfeited shares
1.16	Proceeds from borrowings
1.17	Repayment of borrowings
1.18	Dividends paid
1.19	Other (provide details if material)
	Net financing cash flows	1,193	1,193
	Net increase (decrease) in cash held	(771)	(771)
1.20	Cash at beginning of quarter/year to date	865	865
1.21	Exchange rate adjustments to item 1.20
1.22	Cash at end of quarter	94	94

Payments to directors of the entity, associates of the directors, related entities of the entity and associates of the related entities

Current quarter $US'000
1.23	Aggregate amount of payments to the parties included in item 1.2	_
1.24	Aggregate amount of loans to the parties included in item 1.10	_
1.25	Explanation necessary for an understanding of the transactions

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

+ See chapter 19 for defined terms.

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38,086 ordinary fully paid shares issued as payment of $200,000 Q4 2015 interest expense for the Company’s 10% convertible notes.

117,097 ordinary fully paid shares issued as payment of severance costs due to a former officer of Anatolia Energy Limited.

75,000 ordinary fully paid shares issued as payment of a commitment fee to Aspire Capital upon execution of an Option Agreement.

2.2	Details of outlays made by other entities to establish or increase their share in projects in which the reporting entity has an interest

Financing facilities available

Add notes as necessary for an understanding of the position.

		Amount available $US’000	Amount used $US’000
3.1	Loan facilities
3.2	Credit standby arrangements

Estimated cash outflows for next quarter

		$US’000
4.1	Exploration and evaluation
4.2	Development
4.3	Production
4.4	Administration	2,803
	Total	2,803

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.		Current quarter $US’000	Previous quarter $US’000
5.1	Cash on hand and at bank	94	865

+ See chapter 19 for defined terms.

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5.2	Deposits at call
5.3	Bank overdraft
5.4	Other (provide details)
	Total: cash at end of quarter (item 1.22)	94	865

Changes in interests in mining tenements and petroleum tenements

		Tenement reference and location	Nature of interest (note (2))	Interest at beginning of quarter	Interest at end of quarter
6.1	Interests in mining tenements and petroleum tenements relinquished, reduced or lapsed
6.2	Interests in mining tenements and petroleum tenements acquired or increased

Issued and quoted securities at end of current quarter

Description includes rate of interest and any redemption or conversion rights together with prices and dates.

		Total number	Number quoted	Issue price per security (see note 3) (cents)	Amount paid up per security (see note 3) (cents)
7.1	Preference +securities (description)
7.2	Changes during quarter (a) Increases through issues (b) Decreases through returns of capital, buy-backs, redemptions
7.3	+Ordinary securities	5,236,434(*)	5,236,434

+ See chapter 19 for defined terms.

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7.4	Changes during quarter (a) Increases through issues (b) Decreases through returns of capital, buy-backs	714,248	714,248
7.5	+Convertible debt securities (description)	Convertible Debt 256,410 Omnibus Restricted Stock Units 32,704 Class A Performance Shares 58,287
7.6	Changes during quarter (a) Increases through issues (b) Decreases through securities matured, converted	Omnibus Restricted Stock Units (11,024) Class A Performance Shares forfeited in accordance with the Performance Share Plan 58,287

+ See chapter 19 for defined terms.

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7.7	Options (description and conversion factor)	266,741 209,872 5,583 2,236 5,581 5,540 59,962 2,800 16,802 5,558 5,614 55 833 375 4,584 417 833 834 834 834 278 1,667 417 417	266,741	Exercise price $24.96 $16.68 $11.04 $11.04 $9.00 $12.48 $6.96 $12.48 $12.48 $16.68 $11.04 $11.04 $622.80 $87.60 $32.76 $356.40 $1,110.00 $1,358.40 $492.00 $178.80 $207.60 $62.40 $50.40 $35.88

Expiry date

15/06/2017

30/09/2016

06/03/2017

30/11/2017

30/11/2017

02/03/2018

28/11/2018

28/02/2019

30/06/2019

08/10/2019

20/01/2020

20/01/2020

08/11/2016

01/04/2020

12/03/2023

03/10/2016

10/04/2017

12/07/2017

04/06/2018

03/06/2019

07/06/2021

27/09/2022

16/01/2023

27/12/2023

7.8	Issued during quarter
7.9	Exercised during quarter
7.10	Expired during quarter	1,667		$32.20	03/16/3016
7.11	Debentures (totals only)	$8,000,000
7.12	Unsecured notes (totals only)

*

This number has been adjusted for the 1 for 12 reverse stock split which because effective following the close of trading on 7 March 2016

Compliance statement

1

This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act or other standards acceptable to ASX (see note 5).

2

This statement does give a true and fair view of the matters disclosed.

+ See chapter 19 for defined terms.

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+ See chapter 19 for defined terms.

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Sign here:

.....................................................................

Date: 29 April 2016

(Director)

Print name:

Christopher M. Jones

Notes

1

The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position.  An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2

The “Nature of interest” (items 6.1 and 6.2) includes options in respect of interests in mining tenements and petroleum tenements acquired, exercised or lapsed during the reporting period.  If the entity is involved in a joint venture agreement and there are conditions precedent which will change its percentage interest in a mining tenement or petroleum tenement, it should disclose the change of percentage interest and conditions precedent in the list required for items 6.1 and 6.2.

3

Issued and quoted securities  The issue price and amount paid up is not required in items 7.1 and 7.3 for fully paid securities.

4

The definitions in, and provisions of, AASB 6: Exploration for and Evaluation of Mineral Resources and AASB 107: Statement of Cash Flows apply to this report.

5

Accounting Standards ASX will accept, for example, the use of International Financial Reporting Standards for foreign entities.  If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

== == == == ==

+ See chapter 19 for defined terms.

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